Exhibit 10.1

AMENDMENT NO. 1 TO CONSULTING AGREEMENT

This Amendment No. 1 to the Consulting Agreement between Jacobs Engineering Group Inc. (“Jacobs”) and Noel G. Watson (“Mr. Watson”) dated July 1, 2010 is made effective July 1, 2011.

WHEREAS, the Consulting Agreement provides for a term of one (1) year and is renewable for additional periods by mutual agreement of the parties; and

WHEREAS, Mr. Watson and Jacobs have agreed to renew the Consulting Agreement for an additional two year period to June 30, 2013.

NOW THEREFORE, in consideration of the valuable promises and the agreements contained herein, it is agreed as follows:

1.	The Consulting Agreement shall be extended through June 30, 2013.

2.	All other terms and conditions of the Consulting Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the day and year first above written.

NOEL G. WATSON	JACOBS ENGINEERING GROUP INC.

/s/ Noel G. Watson	By:	/s/ Craig L. Martin
Craig L. Martin, President & CEO